UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
October 17, 2013
(Date of earliest event reported)
Callon Petroleum Company
(Exact name of registrant as specified in its charter)

Delaware	001-14039	64-0844345
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

200 North Canal St.
Natchez, Mississippi 39120
(Address of principal executive offices, including zip code)

(601) 442-1601
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On October 17, 2013, Callon Petroleum Operating Company, a subsidiary of Callon Petroleum Company (the “Company”), entered into an agreement with W&T Offshore, Inc. to sell the Company's interests in the Medusa field and Medusa Spar, LLC, and substantially all of the Company's Gulf of Mexico shelf assets, for total cash consideration of $100 million subject to customary purchase price adjustments. The effective date of the transaction will be July 1, 2013, and is expected to close on or before November 30, 2013. The agreement contains customary closing conditions and representation and warranties.

Details of the Gulf of Mexico divestiture are as follows:

•
15% working interest in the Medusa field (Mississippi Canyon blocks 582 and 538), with average net daily production of approximately 1,050 barrels of oil equivalent (88% oil) for the month of September 2013

•	10% membership interest in Medusa Spar LLC which owns a 75% interest in the Medusa field’s production facilities

•
Interests in 10 non-operated Gulf of Mexico shelf fields, with average net daily production of approximately 5.1 million cubic feet of natural gas equivalent (98% natural gas) for the month of September 2013

•	Total net proved reserves of 4.4 million barrels of oil equivalent (41% proved developed producing) as presented in Callon’s most recent Form 10-K as of December 31, 2012

•	Transfer of an estimated $13 million of net plugging and abandonment liabilities

A copy of the Purchase and Sale Agreement is furnished as Exhibit 10.1 hereto and is incorporated herein by reference.

Section 7 - Regulation FD

Item 7.01. Regulation FD Disclosure.

On October 17, 2013, the Company issued a press release, attached as Exhibit 99.1, announcing the entry into the above-referenced agreement to sell its interest in the Medusa field and Medusa Spar, LLC, and substantially all of its Gulf of Mexico shelf assets. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

10.1	Purchase and Sale Agreement dated October 17, 2013 by and between Callon Petroleum Operating Company, a subsidiary of Callon Petroleum Company, and W&T Offshore, Inc.

99.1	Press release dated October 17, 2013 announcing Callon Petroleum Company's strategic divestiture of Gulf of Mexico position.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
(Registrant)

October 21, 2013	By: /s/ B. F. Weatherly
B.F. Weatherly
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Description

10.1	Purchase and Sale Agreement dated October 17, 2013 by and between Callon Petroleum Operating Company, a subsidiary of Callon Petroleum Company, and W&T Offshore, Inc.

99.1	Press release dated October 17, 2013 announcing Callon Petroleum Company's strategic divestiture of Gulf of Mexico position.